UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Adam Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period:  February 29, 2016

Item 1. Reports to Stockholders.

Annual Report

February 29, 2016

Collins Long/Short Credit Fund

Institutional Class
(CCLIX)

Class A
(CLCAX)

Investment Adviser

Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Phone: 1-855-55-ALT-MF

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	7

INVESTMENT HIGHLIGHTS	9

SCHEDULE OF INVESTMENTS	13

SCHEDULE OF SECURITIES SOLD SHORT	15

STATEMENT OF ASSETS AND LIABILITIES	16

STATEMENT OF OPERATIONS	17

STATEMENT OF CHANGES IN NET ASSETS	18

FINANCIAL HIGHLIGHTS	19

NOTES TO FINANCIAL STATEMENTS	21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	30

NOTICE OF PRIVACY POLICY & PRACTICES	31

ADDITIONAL INFORMATION	32

Dear Shareholder,

Enclosed please find the results for the 2016 fiscal year for the Collins Long/Short Credit Fund (the “Fund”).  For the fiscal year ended February 29, 2016, the Fund returned -2.13% for the Institutional Class shares and -2.41% for the Class A shares.  The Barclays US Corporate High Yield Total Return Index1 was down -8.30%, while the Fund’s benchmark index, the Barclays US Aggregate Total Return Bond Index1 was up 1.50%.  At the end of February 2016, the Fund’s gross and net exposures were 56.7% and 52.6%, respectively.

Market Commentary

Global market weakness caused by the commodity bust in mid-2015 and followed by China economic growth concerns resulted in further dramatic sell-offs in the markets during the first two months of 2016.  Average high yield spreads widened by over 350 basis points (bps) to 911 bps at the trough on February 11, 2016, reflecting about a 15 point decline in the average bond price since year-end 2014.  With the high yield market down approximately -5% through the first six weeks of 2016 on the year, as measured by the Barclays US Corporate High Yield Total Return Index and the S&P 500 Index in correction mode, having suffered a 10.5% decline during the same period, a powerful rally began in mid-February on the heels of further European stimulus and a rebound in oil prices.

We recognized at the launch of the fund in March 2015 that the markets were in for more volatility than most had been conditioned to expect from the prior five year’s Fed-fueled bull market.  Looking through the energy sector distress and fears of an impending recession, we continued to believe that the US economy remained in slow growth mode and that a portfolio constructed of shorter duration credits with ample liquidity and medium to strong credit characteristics could generate good positive risk-adjusted returns.  When you look at the health of companies in the high yield universe outside the troubled commodity sectors, the underlying fundamentals look good.  Leverage ratios remain relatively constant and interest coverage ratios remain stable (at their highest levels since the first quarter of 2012).

Generally, we think the high yield market sell-off was overdone and represented a good buying opportunity.  We used the technical selling pressure in December 2015 to add positions in what we considered were very short maturity money-good bonds that were sold off by investors who had no other access to needed liquidity.

Portfolio Construction:

At the end of February 2016, our long book consisted of 17 individual credits across 10 industry groups.  The current yield of our long book was just above that of the high yield market but with a significantly shorter duration.  We have traded around our short exposure and believe a tactical and opportunistic approach on shorts is of utmost importance in the current environment.

Portfolio Highlights:

Given the moderately constructive backdrop for the domestic economy and attractive high yield spreads, we maintained a “defensive net long” positioning during the year.  We continue to position our long book in shorter duration credits that may have experienced mispricing due to overall market turmoil.  We are also looking for credits in challenged sectors that have been unduly punished given their industry but where the strength of the credit has been ignored.  Detractors for the fiscal year included a bond in hardwood manufacturer as well as a couple of bonds that have business divisions that are more cyclical in nature.  We highlight a few examples of recent opportunities below.

Short Duration:

The market has been pricing a one-year maturity in a relatively stable high yield credit yields at about 2%-3%, depending on credit quality.  During the December 2015 high yield sell-off, we initiated a 7% aggregate position in the 12 month and 15 month paper of a large wireless telecom company with ample liquidity to address these very short-term maturities.  While the company is burdened with a high debt-load, we calculated that the asset value of its wireless spectrum provides full coverage for this debt and that management is committed to a turnaround plan for at least the next two to three years.  We bought in at levels that reflected average yield to maturity of about 8% for one year paper.  In January 2016, the company reported earnings that exceeded street expectations and specifically said on its conference call that it would have no problems paying off the paper due within the next 15 months.  Both tranches have traded up nicely in the recent rally.

Strong and Improving Credit:

We purchased the bonds of a small under-followed specialty bottling company when we first launched the Fund back in March 2015.  The bonds have a 10.625% coupon and mature in August of 2018.  Our average purchase price was just below par, providing a yield to maturity1 of 10.80%.  The company manufactures and packages specialty beverages (sports and energy drinks) to some of the leading energy drink brands.  Energy drinks are a fast-growing sector of the beverage market and require specialized blending, technologically advanced filling and flexible packaging capabilities.  The company recently expanded its manufacturing with a brand new facility in Texas, which required increased capital expenditures and a temporary spike in debt leverage.  This created a good opportunity to buy the bonds at very high yields early in 2015 with the expectation that performance would improve during the year with the roll-out of the new production capacity.  Indeed, after some growing pains in 2014, the company resumed nice growth in 2015 and with its capital expenditure plan complete, is now in position to generate solid free cash flow.  The bonds ended 2015 at a price of 100.25, generating a gross return for the fund of about 11%, in the context of a high yield market that declined 5%.

Conclusion:

Our strategy is designed for utmost flexibility.  We have no mandate to be fully or near fully invested at any point, nor must we maintain any fixed level of hedges.  This structure allows us to construct the portfolio based on our understanding of “what the market is giving us” rather than a fixed formula that may not be effective during certain periods.  For example, rather than simply following momentum by piling into the short trade over the past six months, we determined that the best risk/return potential was in shorter duration long opportunities for which we had very high conviction that there would be almost no refinancing risk.  At the same time, since we thought the market was becoming too cheap and we did not buy into the impending recession scenario, we raised more cash than usual in an attempt to take advantage of upcoming long opportunities, rather than putting on a lot of outright shorts that would be very tough to cover if the market turned.

We are strong believers in the recurrence of credit cycles over time and believe there are times when bonds are great investments to own and other times when they are great to short.  In 2007 when bond spreads were at all-time tights and the credit cycle was nearing an end, it paid to be net short.  We currently believe a “defensive net long” position is warranted given the fact that we are in the later stages of the credit cycle, yet believe spreads can offer attractive compensation.

In fact, as high yield bond spreads exceeded 9% in February 2016, markets entered a territory where odds appeared strongly in favor of bond holders.  The table below from JPMorgan illustrates the historical performance of high yield bonds after spreads crossed 8%.  In fact, in 40 out of 42 instances the market generated a positive return over one year after crossing that 8% threshold and in every instance over a 2 year period and beyond.

Performance after high-yield spreads cross 8%

	High-yield annualized returns
	1yr	2yr	3yr	4yr	5yr
Average	25.6%	20.3%	17.2%	14.9%	13.7%
Median	24.5%	19.0%	14.9%	13.5%	12.9%
High	61.4%	36.9%	25.9%	23.5%	20.5%
Low	-20.1%	3.2%	9.9%	7.4%	8.5%

Positive	40	42	42	42	41
Negative	2	0	0	0	0
  Source: JPMorgan

  Data reflects the J.P. Morgan Domestic High Yield Index since its inception in January, 1995

Past performance is not a guarantee of future results.

Why Active Management Matters in Credit Strategies:

One may ask if it is better to just capture the high yield opportunity via an ETF (Exchange Traded Fund) of index fund.  Most investors do not appreciate the fact that fixed income ETFs and equity ETFs are very different.  This largely has to do with the fact that equity ETFs weight stocks depending on their market cap, which is a function of the value investors are assigning to that equity.  Conversely, in high yield ETFs, the weightings are driven by the amount of debt issued by a company – however, the companies that issue the most debt may not necessarily be the ones you want to own the most of.  We believe that the flexibility of our long/short approach also gives investors a much better opportunity to avoid losses during market sell-offs.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Diversification does not assure a profit nor protect against risk in a declining market.

Fund holdings and sector allocation are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please see the Schedule of Investments for complete fund holdings.

1 Definitions: The Barclays US Aggregate Total Return Bond Index is a broad base index that is often used to represent investment grade bonds being traded in the United States.  The Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in the U.S.  The Barclays US

Corporate High Yield Total Return Index measures the US Dollar-denominated, high yield, fixed-rate corporate bond market.  Securities are classified as high yield if the middle rating of the credit rating agencies is Ba1/BB+/BB+ or below.  Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.  The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy.  The J.P. Morgan Domestic High Yield Index is designed to mirror the investable universe of the US dollar domestic high-yield corporate debt market, including issues of US and Canadian domiciled issuers.  The Domestic Index is a subset of the J.P. Morgan Global High Yield Index.  A basis point is a common unit of measure for interest rates and other percentages in finance.  One basis point is equal to 1/100th of 1%, or 0.01% (0.0001).  Put another way, a 1% change = 100 basis points, and 0.01% = 1 basis point.  Duration is a measure of the sensitivity of the price of a bond to a change in interest rates.  Duration is expressed as a number of years.  Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.  Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.  Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.  Yield-to-maturity is the total return anticipated on a bond if the bond is held until the end of its lifetime.  Yield to maturity is considered a long-term bond yield, but is expressed as an annual rate.  In other words, it is the internal rate of return of an investment in a bond if the investor holds the bond until maturity and if all payments are made as scheduled.

It is not possible to invest directly in an index.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.  Because the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), the Fund is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s and ETN’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares.  The value of ETNs may be influenced by the level of supply and demand for the ETN, volatility and lack of liquidity.  The Fund may invest in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate.  Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid.  Investments in asset backed, mortgage backed, and collateralized mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Credit ratings are subject to change.  The credit quality of investments in the portfolio does not apply to the stability or safety of the Fund or its shares.  As the term implies, credit rating informs investors of a bond’s credit worthiness, or risk of default.  An investment grade rating is not a guarantee that a bond will not default.

Equities, bonds, and other asset classes have different risk profiles, which should be considered when investing.  All investments contain risk and may lose value.

Must be preceded or accompanied by a prospectus.

Distributor: Quasar Distributors, LLC.

COLLINS LONG/SHORT CREDIT FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Class A shares only), shareholder servicing fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/15 – 2/29/16).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund, you will pay an initial sales charge of 5.00% when you invest.  Class A shares are also subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint and redeemed within twelve months of purchase.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional

COLLINS LONG/SHORT CREDIT FUND
Expense Example (Continued)
(Unaudited)

costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/15	2/29/16	9/1/15 – 2/29/16*
Actual**	$1,000.00	$ 968.00	$9.54
Hypothetical (5% return
before expenses)***	$1,000.00	$1,015.17	$9.77

*
Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial period). Excluding dividends, amortization and interest expense on short positions, the Fund’s annualized expense ratio would be 1.85%.

**	Excluding dividends, amortization and interest expense on short positions, your actual cost of investing in the Fund would be $9.05.
***	Excluding dividends, amortization and interest expense on short positions, your hypothetical cost of investing in the Fund would be $9.27.

	Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/15	2/29/16	9/1/15 – 2/29/16*
Actual**	$1,000.00	$ 967.20	$10.56
Hypothetical (5% return
before expenses)***	$1,000.00	$1,014.12	$10.82

*
Expenses are equal to the Fund’s annualized expense ratio of 2.16%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial period). Excluding dividends, amortization and interest expense on short positions, the Fund’s annualized expense ratio would be 2.07%.

**	Excluding dividends, amortization and interest expense on short positions, your actual cost of investing in the Fund would be $10.12.
***	Excluding dividends, amortization and interest expense on short positions, your hypothetical cost of investing in the Fund would be $10.37.

COLLINS LONG/SHORT CREDIT FUND
Investment Highlights
(Unaudited)

The Fund seeks absolute total returns over a complete market cycle. The Adviser believes that the Fund’s investment objective of seeking absolute total returns over a complete market cycle, typically three to five years, can be achieved primarily through a portfolio of long and short investments in credit-related instruments. The allocation of portfolio holdings as of February 29, 2016 is as follows:

Allocation of Portfolio Holdings
(as a percentage of net assets)

Average Annual Returns as of February 29, 2016

		Since Inception
	One Year	(2/27/15)
Institutional Class Shares	-2.13%	-2.13%
Barclays U.S. Aggregate Total Return Bond Index	1.50%	1.50%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-855-55-ALT-MF.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

COLLINS LONG/SHORT CREDIT FUND
Investment Highlights (Continued)
(Unaudited)

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Barclays U.S. Aggregate Total Return Bond Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.

Growth of $1,000,000 Investment

*  Inception Date

Continued

COLLINS LONG/SHORT CREDIT FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns as of February 29, 2016

		Since Inception
	One Year	(2/27/15)
Class A Shares (without sales charge)	-2.41%	-2.40%
Class A Shares (with sales charge)	-7.32%	-7.30%
Barclays U.S. Aggregate Total Return Bond Index	1.50%	1.50%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-855-55-ALT-MF.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the inception date of the Fund’s Class A shares. The graph does not reflect any future performance.

The Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.

Continued

COLLINS LONG/SHORT CREDIT FUND
Investment Highlights (Continued)
(Unaudited)

Growth of $10,000 Investment

*  Inception Date

COLLINS LONG/SHORT CREDIT FUND

Schedule of Investments

February 29, 2016

	Principal
	Amount	Value

CORPORATE BONDS – 52.61%

Accommodation – 3.67%
Caesars Entertainment Resort Properties LLC
8.000%, 10/01/2020 (a)	$300,000	$294,750

Ambulatory Health Care Services – 5.49%
Prospect Medical Holdings, Inc.
8.375%, 05/01/2019 (Acquired 03/17/15, cost $341,600) (a)(b)	320,000	328,000
Select Medical Corp.
6.375%, 06/01/2021 (a)	125,000	113,125
		441,125

Beverage and Tobacco Product Manufacturing – 5.67%
Carolina Beverage Group LLC
10.625%, 08/01/2018 (Acquired 03/06/15, 04/09/15,
10/23/15 and 02/18/16, cost $470,500) (a)(b)	475,000	456,000

Chemical Manufacturing – 5.72%
Hexion, Inc.
6.625%, 04/15/2020 (a)	350,000	278,250
10.000%, 04/15/2020 (a)	210,000	181,650
		459,900

Clothing and Clothing Accessories Stores – 6.68%
Hot Topic, Inc.
9.250%, 06/15/2021 (Acquired 12/16/15, cost $258,000) (a)(b)	300,000	277,500
HT Intermediate Holdings Corp.
12.000%, 05/15/2019 (Acquired 03/09/15,
05/04/15 and 07/16/15, cost $318,785) (a)(b)(c)	311,000	259,685
		537,185

Merchant Wholesalers, Nondurable Goods – 5.46%
Lansing Trade Group LLC
9.250%, 02/15/2019 (Acquired 03/12/15, cost $197,500) (a)(b)	200,000	183,000
US Foods, Inc.
8.500%, 06/30/2019 (a)	250,000	255,775
		438,775

Mining (except Oil and Gas) – 0.84%
Westmoreland Coal Co.
8.750%, 01/01/2022 (Acquired 09/16/15,
09/18/15 and 10/05/15, cost $92,233) (a)(b)	109,000	67,580

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Schedule of Investments (Continued)

February 29, 2016

	Principal
	Amount	Value

CORPORATE BONDS – 52.61% (Continued)

Paper Manufacturing – 8.74%
Beverage Packaging Holdings II
5.625%, 12/15/2016 (Acquired 03/09/15
and 07/15/15, cost $358,768) (a)(b)	$357,000	$357,446
6.000%, 06/15/2017 (Acquired 07/15/15,
12/31/15 and 01/05/16, cost $334,953) (a)(b)	345,000	345,000
		702,446

Telecommunications – 8.63%
HC2 Holdings, Inc.
11.000%, 12/01/2019 (Acquired 03/23/15
and 02/24/16, cost $132,188) (a)(b)	150,000	113,250
Sprint Nextel Corp.
6.000%, 12/01/2016 (a)	275,000	274,313
9.125%, 03/01/2017 (a)	300,000	305,907
		693,470

Wood Product Manufacturing – 1.71%
NWH Escrow Corp.
7.500%, 08/01/2021 (Acquired 03/02/15
and 02/26/16, cost $260,038) (a)(b)	305,000	137,250
TOTAL CORPORATE BONDS (Cost $4,487,721)		4,228,481

	Shares

MONEY MARKET FUNDS – 11.82%
Fidelity Institutional Money Market Funds, Class I, 0.353% (c)	474,958	474,958
STIT – Liquid Assets Portfolio, Institutional Class, 0.423% (c)	474,957	474,957
TOTAL MONEY MARKET FUNDS (Cost $949,915)		949,915
Total Investments (Cost $5,437,636) – 64.43%		5,178,396
Other Assets in Excess of Liabilities – 35.57%		2,858,352
TOTAL NET ASSETS – 100.00%		$8,036,748

Percentages are stated as a percent of net assets.

(a)	Security, or portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (see Note 2).
(b)
Denotes a security is either fully or partially restricted for resale.  The aggregate value of restricted securities at February 29, 2016 was $2,524,711, which represented 31.41% of net assets.  Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933.  Such securities are deemed liquid under procedures established by the Fund’s Board of Trustees.

(c)	Variable rate security. The rate shown is as of February 29, 2016.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Schedule of Securities Sold Short

February 29, 2016

	Shares	Value
SECURITIES SOLD SHORT
SPDR S&P 500 ETF Trust(1)	(1,700)	$(329,052)
TOTAL SECURITIES SOLD SHORT (Proceeds $324,486)		$(329,052)

(1)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Statement of Assets and Liabilities

February 29, 2016

ASSETS
Investments, at value (cost $5,437,636)	$5,178,396
Receivables:
Investments sold	351,851
Fund shares sold	479,671
Dividends and interest	97,361
From Adviser	9,749
Deposits for securities sold short (Note 2)	2,320,869
Other assets	13,319
TOTAL ASSETS	8,451,216
LIABILITIES
Short securities, at value (premiums received $324,486)	329,052
Payables:
Investments purchased	24,143
To affiliates	16,927
Fund shares redeemed	14,621
Distribution fees – Class A	187
Shareholder service fees	3,064
Accrued expenses and other liabilities	26,474
TOTAL LIABILITIES	414,468
NET ASSETS	$8,036,748

Net assets consist of:
Paid-in capital	$8,346,471
Accumulated net investment income	63,671
Undistributed net realized loss	(109,588)
Net unrealized depreciation on:
Investments	(259,240)
Securities sold short	(4,566)
NET ASSETS	$8,036,748

INSTITUTIONAL CLASS SHARES
Net assets	$7,004,973
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	734,250
Net asset value, offering, and redemption price per share	$9.54
CLASS A SHARES
Net assets	$1,031,775
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	108,386
Net asset value, offering, and redemption price per share(1)	$9.52
Maximum offering price per share (Net asset value per
share divided by 0.9500)(2)	$10.02

(1)	A contingent deferred sales charge (“CDSC”) of 0.50% may be charged on purchases of Class A shares greater than $1,000,000 redeemed within twelve months of purchase.
(2)	Reflects a maximum sales charge of 5.00%.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Statement of Operations

For the Year Ended February 29, 2016

INVESTMENT INCOME
Interest income	$329,674
TOTAL INVESTMENT INCOME	329,674
EXPENSES
Investment advisory fees	102,899
Administration fees	85,048
Federal and state registration fees	46,468
Transfer agent fees and expenses	38,719
Audit and tax fees	19,589
Chief Compliance Officer fees and expenses	14,790
Legal fees	10,111
Pricing fees	6,820
Reports to shareholders	6,786
Trustees’ fees and related expenses	6,172
Interest expenses	4,691
Shareholder servicing fees – Institutional Class	3,595
Custody fees	3,297
Dividend expense	1,550
Distribution fees – Class A	534
Shareholder servicing fees – Class A	240
Other expenses	5,372
TOTAL EXPENSES	356,681
Less waiver and reimbursement of expenses by Adviser (Note 4)	(236,323)
NET EXPENSES	120,358
NET INVESTMENT INCOME	209,316
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(124,866)
Securities sold short	36,827
(88,039)
Net change in unrealized depreciation on:
Investments	(259,240)
Securities sold short	(4,566)
(263,806)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(351,845)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(142,529)

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Statement of Changes in Net Assets

Year Ended
February 29,
2016
FROM OPERATIONS
Net investment income	$209,316
Net realized gain (loss) on:
Investments	(124,866)
Securities sold short	36,827
Net change in unrealized depreciation on:
Investments	(259,240)
Securities sold short	(4,566)
(142,529)
FROM DISTRIBUTIONS
Net investment income – Institutional Class	(137,894)
Net investment income – Class A	(7,749)
Net realized gain on investments – Institutional Class	(20,287)
Net realized gain on investments – Class A	(1,264)
Net decrease in net assets resulting from distributions paid	(167,194)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	8,211,280
Proceeds from shares sold – Class A	1,096,001
Net asset value of shares issued to shareholders in payment
of distributions declared – Institutional Class	120,661
Net asset value of shares issued to shareholders in payment
of distributions declared – Class A	9,013
Payments for shares redeemed – Institutional Class	(1,033,158)
Payments for shares redeemed – Class A	(57,326)
Net increase in net assets from capital share transactions	8,346,471
TOTAL INCREASE IN NET ASSETS	8,036,748

NET ASSETS:
Beginning of Year	—
End of Year	$8,036,748
ACCUMULATED NET INVESTMENT INCOME	$63,671

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Year
Institutional Class

Year Ended
February 29,
2016
Net Asset Value, Beginning of Year	$10.00

Income/(loss) from investment operations:
Net investment income(1)	0.34
Net realized and unrealized loss on investments	(0.55)
Total from investment operations	(0.21)

Less distributions paid:
From net investment income	(0.22)
From net realized gain on investments	(0.03)
Total distributions paid	(0.25)

Net Asset Value, End of Year	$9.54

Total return(2)	(2.13)%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$7,005

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses	5.94%
Excluding dividends, amortization and interest expense on short positions	5.84%
After waivers and reimbursements of expenses	2.00%
Excluding dividends, amortization and interest expense on short positions(3)	1.90%
Ratio of net investment income/(loss) to average net assets:
Before waivers and reimbursements of expenses(4)	(0.47)%
After waivers and reimbursements of expenses(4)	3.47%
Portfolio turnover rate(5)(6)	93.12%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Effective January 28, 2016, the expense cap was lowered to 1.45% from 1.95%.
(4)	The net investment income/(loss) ratios include dividends, amortization and interest expense on short positions.
(5)	Consists of long-term investments only; excludes securities sold short.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Year
Class A

Year Ended
February 29,
2016
Net Asset Value, Beginning of Year	$10.00

Income/(loss) from investment operations:
Net investment income(1)	0.37
Net realized and unrealized loss on investments	(0.61)
Total from investment operations	(0.24)

Less distributions paid:
From net investment income	(0.21)
From net realized gain on investments	(0.03)
Total distributions paid	(0.24)

Net Asset Value, End of Year	$9.52

Total return(2)	(2.41)%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$1,032

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses	5.89%
Excluding dividends, amortization and interest expense on short positions	5.80%
After waivers and reimbursements of expenses	2.18%
Excluding dividends, amortization and interest expense on short positions(3)	2.09%
Ratio of net investment income/(loss) to average net assets:
Before waivers and reimbursements of expenses(4)	0.17%
After waivers and reimbursements of expenses(4)	3.88%
Portfolio turnover rate(5)(6)	93.12%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Effective January 28, 2016, the expense cap was lowered to 1.70% from 2.20%.
(4)	The net investment income/(loss) ratios include dividends, amortization and interest expense on short positions.
(5)	Consists of long-term investments only; excludes securities sold short.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements
February 29, 2016

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Collins Long/Short Credit Fund (the “Fund”) represents a distinct non-diversified series with its own investment objective and policies with the Trust.  The investment objective of the Fund is absolute total returns over a complete market cycle.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Fund’s inception date was February 27, 2015 and commenced operations on March 1, 2015 for both the Institutional Class and Class A shares.  Class A shares are subject to an initial maximum sales charge of 5.00% imposed at time of purchase and 0.50% may be charged on purchases greater than $1,000,000 redeemed within twelve months of purchase.  Each class of shares has identical rights and privileges except with respect to distribution fees, shareholder servicing fees, sales charges, and voting rights on matters affecting a single class of shares.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Collins Capital Investments, LLC (the “Adviser”), the Fund’s investment adviser.  The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Swap agreements, such as credit default swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service.  Debt securities are valued at the mean between the bid and ask prices provided by an approved independent pricing service.  Forward currency contracts are valued at the mean between the bid and asked prices by an approved pricing service.  Commodities futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading.  Rights and warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded.

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc.

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 29, 2016

(“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a Pricing Service.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency.  All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service.  Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers know to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.  All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 29, 2016

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 29, 2016:

Collins Long/Short Credit Fund
	Level 1	Level 2	Level 3	Total
Assets(1):
Corporate Bonds	$—	$4,228,481	$—	$4,228,481
Money Market Funds	949,915	—	—	949,915
Total Assets	$949,915	$4,228,481	$—	$5,178,396
Liabilities:
Securities Sold Short
Exchange-Traded Funds	$(329,052)	$—	$—	$(329,052)
Total Liabilities	$(329,052)	$—	$—	$(329,052)

(1)	See the Schedule of Investments for industry classifications.

The Fund measures Level 3 securities as of the beginning and end of each financial reporting period. For the year ended February 29, 2016, the Fund did not have unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets and liabilities in which significant inputs (Level 3 securities) were used in determining fair value is not applicable.

The Fund did not have any transfers between any levels at year end February 29, 2016. It is the Fund’s policy to record transfers between levels at the end of the reporting period.

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 29, 2016

(b) Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.  Such dividend amounts are recorded on the ex-dividend date as a dividend expense.  As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  The segregated assets are valued consistent with Note 2a above.  The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.  At

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 29, 2016

February 29, 2016, the Fund had deposits for brokers of $2,320,869 which served as collateral for securities sold short.  The Fund’s deposit with broker for securities sold short are with Goldman Sachs.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended February 29, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 29, 2016, the Fund did not incur any interest or penalties.

(e) Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(f) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(g) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

(h) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 29, 2016

assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Distribution fees are expensed at 0.25% of average daily net assets of the Class A shares.  Shareholder servicing fees are expensed up to 0.15% and 0.10% of average daily net assets of the Class A shares and Institutional Class shares, respectively.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(i) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the specific identification method for the best tax relief order by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the interest method.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended February 29, 2016 was as follows:

Ordinary Income	$167,194

As of February 29, 2016, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$5,437,636
Gross tax unrealized appreciation	42,767
Gross tax unrealized depreciation	(302,007)
Net tax unrealized depreciation on investment	$(259,240)
Net tax unrealized depreciation on short sales	(4,566)
Total net unrealized depreciation	$(263,806)
Undistributed ordinary income	63,671
Undistributed long-term capital gain	—
Total distributable earnings	$63,671
Other accumulated losses	(109,588)
Total accumulated losses	$(309,723)

At February 29, 2016, the Fund deferred, on a tax basis, late year losses of $109,588.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 29, 2016

February 29, 2016, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Income/(Loss)	$(2)
Accumulated Net Realized Gain/(Loss)	$2

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at the annual rate of 1.35% of the Fund’s average daily net assets.  Prior to January 28, 2016, the management fee for the Fund was 1.75% of the Fund’s average net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through February 27, 2018 for the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage (i.e., any expense incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.45% and 1.70% (the “Expense Limitation Cap”) of the Fund’s average daily net assets of the Institutional Class shares and Class A shares, respectively.  Prior to January 28, 2016, the total operating expenses of the classes was 1.95% and 2.20% for the Institutional Class shares and Class A shares, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  The following table shows the remaining waiver or reimbursed expenses for the Fund subject to potential recovery expiring:

February 28, 2019	$236,323

Sub-advisory services are provided to the Fund pursuant to an agreement between the Adviser and Pinebank Asset Management, LP.  Under the terms of the sub-advisory agreement, the Adviser compensates Pinebank Asset Management, LP based on the portion of the Fund’s average daily net assets which it has been allocated to manage.

(5)	Distribution and Shareholder Servicing Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Class A shares for services to prospective Fund shareholders and distribution of Fund shares. The following table details the fees incurred pursuant to the 12b-1 Plan during the year ended February 29, 2016, as well as the fees owed as of February 29, 2016.

Fees Incurred	Fees Owed
$534	$187

COLLINS LONG/SHORT CREDIT FUN
Notes to Financial Statements (Continued)
February 29, 2016

The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) on behalf of the Fund which authorizes it to pay up to 0.10% and 0.15% of the Fund’s average daily net assets attributable to Institutional Class shares and Class A shares, respectively, to other financial institutions for shareholder servicing. The following table details the fees incurred pursuant to the Shareholder Serving Plan during the year ended February 29, 2016, as well as the fees owed as of February 29, 2016.

Fees Incurred	Fees Owed
$3,835	$3,064

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees incurred for the year ended February 29, 2016, and owed as of February 29, 2016, are as follows:

	Owed	Incurred
Fund Administration	$7,076	$85,048

USBFS also serves as the transfer agent to the Fund and provides pricing services to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian. Fees incurred for the year ended February 29, 2016, and owed as of February 29, 2016, are as follows:

	Owed	Incurred
Pricing Fees	$1,153	$6,820
Transfer Agency	$4,658	$38,719
Custody	$1,900	$3,297

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank. Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. The Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended February 29, 2016, and owed as of February 29, 2016, is as follows:

	Owed	Incurred
Chief Compliance Officer	$2,140	$14,790

COLLINS LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 29, 2016

(7)	Capital Share Transactions
Transactions in shares of the Fund were as follows:

Institutional Class
Year Ended
February 29, 2016
Shares sold	826,344
Shares reinvested	12,403
Shares redeemed	(104,497)
Net increase	734,250

Class A
Year Ended
February 29, 2016
Shares sold	113,267
Shares reinvested	929
Shares redeemed	(5,810)
Net increase	108,386

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and securities sold short for the Fund for the year ended February 29, 2016, were $8,017,431 and $3,678,683, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At February 29, 2016, James M. Collins Foundation held 41.91% of the Fund’s outstanding Institutional Class shares.

COLLINS LONG/SHORT CREDIT FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders of Collins Long/Short Credit Fund and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of Collins Long/Short Credit Fund (the “Fund”), a series of Trust for Professional Managers, as of February 29, 2016, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Collins Long/Short Credit Fund as of February 29, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
April 29, 2016

COLLINS LONG/SHORT CREDIT FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

COLLINS LONG/SHORT CREDIT FUND
Additional Information
(Unaudited)

Tax Information

For the year ended February 29, 2016, 12.89% of taxable ordinary income distributions were designated as short-term capital gain distribution under the Internal Revenue Code Section 871(k).

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-55-ALT-MF.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	37	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 60		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
five portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	37	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 59		2001	(1986–present).		(an open-end
investment
company with
five portfolios).

COLLINS LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	37	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager,
Milwaukee, WI 53202		October 23,	Director, Chief		Ramius IDF
Age: 72		2009	Administrative		fund complex
			Officer (“CAO”) and		(two closed-
			Chief Compliance		end investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trustee, Gottex
			management firm)		Trust (an open-
			(1994–2011).		end investment
company with
one portfolio)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	37	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 53		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
five portfolios).

COLLINS LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,	Services, LLC
Age: 58	Executive	2013	(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer,	January 24,	Services, LLC
Age: 42	and	2013	(2002–present).
Principal
Financial
and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.		Term; Since	President, U.S.
Milwaukee, WI 53202		January 22,	Bancorp Fund
Age: 34		2015	Services, LLC
(April 2012–
present); Research
Associate, Vista360,
LLC (May 2010–
April 2012).

Anita Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President, U.S.
Milwaukee, WI 53202	Officer, Vice	July 1,	Bancorp Fund
Age: 55	President	2014	Services, LLC
	and Anti-		(January 2014–
	Money		present); CCO
	Laundering		(2003–2013)
	Officer		and Senior
Vice President,
Ariel Investments,
LLC (2010–2013);
Vice President,
Ariel Investments,
LLC (2003–2010).

COLLINS LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jesse J. Schmitting	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund
Age: 33		2011	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		January 22,	Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund
Milwaukee, WI 53202		April 23,	Services, LLC
Age: 28		2015	(2011–present);
Student, Illinois
State University
(2006–2011).

Melissa Aguinaga	Assistant	Indefinite	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund
Milwaukee, WI 53202		July 1,	Services, LLC
Age: 28		2015	(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-55-ALT-MF. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-55-ALT-MF, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-55-ALT-MF to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

COLLINS LONG/SHORT CREDIT FUND

Investment Adviser	Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 8, 2013.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.  Dr. Akers holds a Ph. D. in accounting and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the first fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for this fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the first fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 2/29/2016
Audit Fees	$16,000
Audit-Related Fees	$0
Tax Fees	$3,000
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 2/29/2016
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the first year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/29/2016
Registrant	0
Registrant’s Investment Adviser	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 8, 2013.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date April 28, 2016

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date April 28, 2016

* Print the name and title of each signing officer under his or her signature.